                                                                    Exhibit 10.1

                       FIRST AMENDMENT TO LOAN AGREEMENT
                       ---------------------------------

          THIS FIRST AMENDMENT TO LOAN AGREEMENT is made as of September 14, 2001, by and among DOVER DOWNS ENTERTAINMENT, INC., a Delaware corporation (the "Borrower"), the several banks which are parties to this Agreement (each a "Bank" and collectively, the "Banks") and PNC BANK, DELAWARE in its capacity as agent for Banks (in such capacity, the "Agent").

                                  BACKGROUND
                                  ----------

          A. The Banks, the Borrower and the Agent entered into an Amended and Restated Credit Agreement dated as of November 1, 1999 (the "Credit Agreement"), pursuant to which the Banks agreed to make revolving credit loans to, and issue letters of credit for the benefit of, the Borrower in an aggregate outstanding amount of up to One Hundred Twenty Five Million Dollars ($125,000,000) (the "Credit Facility"). The Borrower's obligations under the Credit Facility are evidenced by the Borrower's Revolving Credit Notes in the aggregate principal amount of $125,000,000 (the "Notes").

          B. The Notes are secured by a Guaranty and Suretyship Agreement from the Guarantors dated as of November 1, 1999 (the "Guaranty", and together with the Credit Agreement and the Notes, the "Loan Documents").

          C. The Agent, the Banks and the Borrower desire to amend the Credit Agreement, to modify one of the covenants therein, all on the terms and subject to the conditions herein set forth.

          NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   AGREEMENT
                                   ---------

          1.  Terms.  Capitalized terms used herein and not otherwise defined
              -----
herein shall have the meanings given to such terms in the Credit Agreement.

          2.  Amendments to Credit Agreement.  The Credit Agreement is hereby
              ------------------------------
amended as follows:

              (a)  Section 6.2(d) is hereby amended to read in full as follows:

              "(d) other guarantees made by and loans or advances made to the Borrower in the ordinary course of business which shall not exceed an aggregate of $27,000,000 outstanding at any time."

               (b) Section 6.9 is hereby amended to read in full as follows:

               "6.9  Fiscal Year.  Permit its fiscal year to end on a day other
                     -----------
     than December 31 unless prior written notice thereof has been given to the Agent and the Banks."
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          3.  Loan Documents.  Except where the context clearly requires
              --------------
otherwise, all references to the Credit Agreement in any of the Loan Documents or any other document delivered to the Banks or the Agent in connection therewith shall be to the Credit Agreement, as amended by this Agreement.

          4.  Borrower's Ratification.  The Borrower agrees that it has no
              -----------------------
defenses or set-offs against the Banks or the Agent or their respective officers, directors, employees, agents or attorneys, with respect to the Loan Documents, all of which are in full force and effect, and that all of the terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. The Borrower hereby ratifies and confirms its obligations under the Loan Documents and agrees that the execution and delivery of this Agreement does not in any way diminish or invalidate any of its obligations thereunder.

          5.  Representations and Warranties.  The Borrower hereby represents
              ------------------------------
and warrants to the Agent and the Banks that:

              (a) Except as otherwise previously disclosed to the Agent and the Banks, the representations and warranties made in the Credit Agreement, as amended by this Agreement, are true and correct as of the date hereof;

              (b) No Default or Event of Default under the Credit Agreement exists on the date hereof; and

              (c) This Agreement has been duly authorized, executed and delivered so as to constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

          All of the above representations and warranties shall survive the making of this Agreement.

          6.  Conditions Precedent.  The effectiveness of the amendments set
              --------------------
forth herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

              (a) The Borrower shall have delivered to the Agent, with copies or counterparts for each of the Banks, the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

                   (i)   This Agreement;

                   (ii) Copies, certified by the Secretary or an Assistant Secretary of the Borrower of resolutions of the board of directors of the Borrower in effect on the date hereof authorizing the execution, delivery and performance of this Agreement and the other documents and transactions contemplated hereby;

                   (iii) Copies, certified by its corporate secretary of the articles of incorporation and by-laws of the Borrower as in effect, or a certificate stating that there have been no changes to any such documents since the most recent date true and correct copies thereof were delivered to the Agent; and

                    (iv) Such additional documents, certificates and information as the Agent or the Banks may require pursuant to the terms hereof or otherwise reasonably request.

               (b) This Agreement shall have been executed and delivered by Banks constituting Required Banks under the Credit Agreement.

               (c) The representations and warranties set forth in the Credit Agreement shall be true and correct on and as of the date hereof.

               (d) No Default or Event of Default shall have occurred and be continuing as of the date hereof.

               (e) The Borrower shall have paid to the Agent for the benefit of each Bank executing this Agreement on or before September 14, 2001, a modification fee equal to .05% multiplied by the Commitment of such Bank.

          7.   Miscellaneous.
               -------------

               (a) All terms, conditions, provisions and covenants in the Loan Documents and all other documents delivered to the Agent and the Banks in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Agreement is or may be deemed expressly inconsistent with any term or provision in any Loan Document or any other document executed in connection therewith, the terms and provisions hereof shall control.

               (b) The execution, delivery and effectiveness of this Agreement shall neither operate as a waiver of any right, power or remedy of the Agent or the Banks under any of the Loan Documents nor constitute a waiver of any Default or Event of Default thereunder.

               (c) In consideration of the Agent's and the Banks' agreement to amend the existing credit facility, the Borrower hereby waives and releases the Agent and the Banks and their respective officers, attorneys, agents and employees from any liability, suit, damage, claim, loss or expense of any kind or failure whatsoever and howsoever arising that it ever had up until, or has as of, the date of this Agreement.

               (d) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

               (e) In the event any provisions of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

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               (f)  This Agreement shall be governed by and construed according to the laws of the State of Delaware.

               (g) This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (h) The headings used in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

          IN WITNESS WHEREOF, the Borrower, the Agent and the Banks have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


(CORPORATE SEAL)                    DOVER DOWNS ENTERTAINMENT,
                                    INC.

                                    By: /s/ Timothy R. Horne
                                        --------------------------------
                                    Title: Vice President - Finance
                                           -----------------------------

                                    PNC BANK, DELAWARE, as a Bank and
                                    as Agent

                                    By: /s/ Glenn Kocher
                                        --------------------------------
                                    Title: Vice President & Secretary
                                           -----------------------------

                                    FIRST UNION NATIONAL BANK

                                    By: /s/ Barbara Carroll
                                        --------------------------------
                                    Title: Sr. Vice President/Director
                                           -----------------------------

                                    WELLS FARGO BANK
                                    By:  /s/ Casey Potter
                                         -------------------------------
                                    Title: Vice President

                         ACKNOWLEDGMENT AND AGREEMENT
                         ----------------------------

          Each of the undersigned hereby acknowledges the provisions of the foregoing First Amendment to Credit Agreement (the "First Amendment") and confirms and agrees that its obligations under that certain Guaranty and Suretyship Agreement dated as of November 1, 1999 from the undersigned in favor of the Banks referred to in the First Amendment shall be unimpaired by the First Amendment and are hereby ratified and confirmed in all respects.

                                    DOVER DOWNS, INC.

                                    By: /s/ Timothy R. Horne
                                        ----------------------------
                                    Name: Timothy R. Horne
                                         ---------------------------
                                    Title: Vice President - Finance
                                           -------------------------

                                    DOVER DOWNS INTERNATIONAL
                                    SPEEDWAY, INC.

                                    By: /s/ Timothy R. Horne
                                        ----------------------------
                                    Name: Timothy R. Horne
                                         ---------------------------
                                    Title: Vice President - Finance
                                           -------------------------

                                    DOVER DOWNS PROPERTIES, INC.

                                    By: /s/ Timothy R. Horne
                                        ----------------------------
                                    Name: Timothy R. Horne
                                         ---------------------------
                                    Title: Vice President - Finance
                                           -------------------------

                                    GATEWAY INTERNATIONAL MOTORSPORTS
                                    CORPORATION

                                    By: /s/ Timothy R. Horne
                                        ----------------------------
                                    Name: Timothy R. Horne
                                         ---------------------------
                                    Title: Treasurer & CFO
                                           -------------------------

                                    GATEWAY INTERNATIONAL SERVICES
                                    CORPORATION

                                    By: /s/ Tony R. Evans
                                        ----------------------------
                                    Name: Tony R. Evans
                                         ---------------------------
                                    Title: Treasurer & Secretary
                                           -------------------------

                                    GRAND PRIX ASSOCIATION OF LONG
                                    BEACH, INC.

                                    By: /s/ Timothy R. Horne
                                        ----------------------------
                                    Name: Timothy R. Horne
                                         ---------------------------
                                    Title: Treasurer & CFO
                                           -------------------------

                                    MEMPHIS INTERNATIONAL MOTORSPORTS
                                    CORPORATION

                                    By: /s/ Timothy R. Horne
                                        ----------------------------
                                    Name: Timothy R. Horne
                                         ---------------------------
                                    Title: Treasurer & CFO
                                           -------------------------

                                    MOTORSPORTS SERVICES CORPORATION
                                    OF MEMPHIS

                                    By: /s/ Tony R. Evans
                                        -----------------------------
                                    Name: Tony R. Evans
                                         ----------------------------
                                    Title: Treasurer & Secretary
                                           --------------------------

                                    NASHVILLE SPEEDWAY, USA, INC.

                                    By: /s/ Timothy R. Horne
                                        ----------------------------
                                    Name: Timothy R. Horne
                                         ---------------------------
                                    Title: Treasurer
                                           -------------------------

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